         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THERE IS AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.



                         COMMON STOCK REDEEMABLE WARRANT

NO. ___          To Purchase ______ Shares of Common Stock of

                       MAGNUM SPORTS & ENTERTAINMENT, INC.

     THIS CERTIFIES that, for value received, _______________________________ ________________________________ ("Holder", including permitted assigns), is entitled to subscribe for and purchase from MAGNUM SPORTS & ENTERTAINMENT, INC., a Delaware corporation (the "Company"), upon the terms and conditions set forth herein, at any time or from time to time after the date hereof and on or prior to 5:00 P.M. on April 18, 2006, New York time(the "Exercise Period"), __________ _______________________ shares (______) of the Company's Common Stock (the "Warrant Shares"). The purchase price of one share of Common Stock, par value
 .01 (the "Common Stock") under this Warrant shall be Seventy Five Cents ($0.75) (the "Exercise Price"). The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. As used herein the term "this Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued.

         1. This Warrant may be exercised during the Exercise Period, as to the whole or any lesser number of whole Warrants, by the surrender of this Warrant (with the election at the end hereof duly executed) to the Company at its office at 1330 Avenue of the Americas, 39th Floor, New York, New York 10019, or at such other place as is designated in writing by the Company, together with (a) a certified or bank cashier's check payable to the order of the Company in an amount equal to the Exercise Price multiplied by the number of Warrants for which this Warrant is being exercised (the "Aggregate Exercise Price").

         2. Upon each exercise of the Holder's rights to purchase Warrant Shares, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Warrant Shares shall not then have been actually delivered to the Holder. As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares subject to purchase hereunder.

         3. Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a Warrant Register as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any suitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares, upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations thereunder.

         4. The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the Warrants, such number of Warrant Shares as shall, from time to time, be sufficient therefor. The Company covenants that all Warrant Shares issuable upon exercise of this Warrant and upon receipt by the Company of the full payment therefor, shall be validly issued, fully paid, nonassessable, and free of preemptive rights.

         5. The Exercise Price shall be adjusted as provided for below in this Section (the Exercise Price, and the Exercise Price, as thereafter then adjusted, shall be included in the definition of Exercise Price) and the Exercise Price from time to time shall be further adjusted as provided for below in this Section. Upon each adjustment of the Exercise Price, the Holder shall thereafter be entitled to receive upon exercise of this Warrant, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by
(a) multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable hereunder immediately prior to such adjustment and (b) dividing the product thereof by the Exercise Price resulting from such adjustment. The Exercise Price shall be adjusted as follows:

         (i) In the case of any amendment to the Company's Certificate of Incorporation to change the designation of the Common Stock or the rights, privileges, restrictions or conditions in respect to the Common Stock or division of the Common Stock, this Warrant shall be adjusted so as to provide that upon exercise thereof, the Holder shall receive, in lieu of each share of Common Stock theretofore issuable upon such exercise, the kind and amount of shares, other securities, money and property receivable upon such designation, change or division by the Holder issuable upon such exercise had the exercise occurred immediately prior to such designation, change or division. This Warrant shall be deemed thereafter to provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section. The provisions of this Subsection (i) shall apply in the same manner to successive reclassifications, changes, consolidations and mergers.

         (ii) If the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, or declare a dividend or make any other distribution upon the Common Stock payable in shares of Common Stock, the Exercise Price in effect immediately prior to such subdivision or dividend or other distribution shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

         (iii) In case the Company shall, at any time prior to exercise of this Warrant, consolidate or merge with any other corporation or other entity (where the Company is not the surviving entity) or transfer or sell all or substantially all of its assets to any other corporation or other entity, then the Company shall cause effective provision to be made so that the Holder upon the exercise of this Warrant after the effective date of such transaction shall be entitled to receive the kind and, amount of shares, evidences of indebtedness and/or other securities or property receivable on such transaction by the Holder of the number of shares of Common Stock as to which this Warrant was exercisable immediately prior to such transaction (without giving effect to any restriction upon such exercise); and, in any such case, appropriate provision shall be made with respect to the rights and interest of the Holder to the end that the provisions of this Warrant shall thereafter be applicable (as nearly as may be practicable) with respect to any shares, evidences of indebtedness or other securities or assets thereafter deliverable upon exercise of this Warrant.

         6. Whenever the Exercise Price, the number of Warrant Shares, or number or kind of securities or other property purchasable upon the exercise of this Warrant, is adjusted, as herein provided, the Company shall immediately thereafter mail by registered or certified mail, return receipt requested, to the Holder a notice of such adjustment, or adjustments, signed by its President or Vice President and by its Treasurer, or Secretary, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company made any determination hereunder), the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares after such adjustment, and setting forth computation by which such adjustment was made. Such notice, in absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

         7. The issuance of any shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         8. The Company shall file a registration statement with the Securities and Exchange Commission (the "Commission") to register the Warrants and the Warrant Shares for resale by holders thereof within sixty days from the date of the final purchase by any investor of any of the Warrants (the "Final Closing"). The Company shall cooperate with the Commission in its review and approval of such registration statement and will use its reasonable efforts to diligently pursue the effectiveness of such Registration Statement within four months from the date of the final closing of the offering in which the Warrants are being sold (the "Final Closing"). The Company shall use its reasonable efforts to maintain the effectiveness of such registration statement covering each of the Warrants and the Warrant Shares for sixty months from the last date of issuance of any such Warrants. In furtherance thereof, the Company shall amend the registration statement from time to time in accordance with applicable legal requirements and shall prepare and file all required public reports under applicable securities laws. The Company acknowledges that registration of the Warrants and the Warrant Shares and the continued status of the Warrants and the Warrant Shares as registered securities, is a material factor in the decision of the Holder to purchase a Unit.

         (i) In the event that the Company fails to file the Registration Statement within sixty days from the date of the Final Closing, the Company shall issue to each Holder additional Units equal to ten percent of the number of Units purchased by each Holder for each thirty day period beyond the sixty day period until the Company files such Registration Statement.

         (a) The Company has agreed to file an application with Nasdaq to list the Warrants for trading on the Nasdaq Small Cap Market. The Company will bear all expenses and pay all the fees incurred in preparing, filing and modifying or amending such Nasdaq application. The Company shall file such application with Nasdaq within thirty days from the date of registration of the Shares, the Warrants and the Warrant Shares with the SEC and shall use its reasonable efforts to obtain such listing within sixty days from the date of registration of the Shares, the Warrants and the Warrant Shares with the SEC.

             (i) In the event that the Company fails to file the listing application with Nasdaq within sixty days after the registration of the Warrants with the SEC, the Company shall issue to each Purchaser additional Units equal to ten percent of the number of Units purchased by each Purchaser for each thirty day period beyond the sixty day period until the Company files such listing application.

         9. Notwithstanding the registration rights granted to the Holder under
Section 8 above, if at any time during the sixty-month period following the completion of the offering of the Units as set forth in that certain Confidential Private Placement Memorandum dated March 30, 2001, a registration statement covering the Warrants and the Warrant Shares is not currently in effect and the Company files a registration statement (other than on Form S-4, Form S-8, or any successor form) with the Securities and Exchange Commission (the "Commission") the Company shall give all the then holders of any Warrants prior written notice of the filing of such registration statement. If requested by any holder in writing within 30 days after the sending of of any such notice, the Company shall, at the Company's sole expense (other than the fees and disbursements of counsel for such holder) include such holder's Warrants and Warrant Shares in such registration statement.

         10. The Company shall file an application with Nasdaq to list the Warrants so that they may be publicly traded on the Nasdaq Small Cap Market. The Company shall file such application with Nasdaq within thirty days after the date that the Company obtains the registration of the Warrants and the Warrant Shares with the Commission and shall use its reasonable efforts to obtain such listing within sixty days from the date of such registration with the Commission.

             (i) In the event that the Company fails to file the listing application with Nasdaq within thirty days after the registration of the Warrants with the SEC, the Company shall issue to each Holder additional Warrants equal to ten percent of the number of Warrants purchased by each Holder for each thirty day period beyond the thirty day period until the Company files such listing application with Nasdaq.

         11. The Company may, at its option, call for redemption up to 50% of the Warrants that are sold in the Offering in one or more calls for redemption at a call price of Ten Cents ($.10) per Warrant (the "Call Price"), at any time, provided that:

         (a) the average of the Company's closing minimum bid price of its Common Stock shall have been greater than or equal to $2.50 per share of Common Stock for a period of 20 consecutive trading days ending within 30 days of the date that notice of such call shall have been given by the agent for the Warrants (the "Warrant Agent") to the registered holders of the Warrants and (b) the Company is in compliance with its obligations under Section 8 of this Agreement to register under the Securities Act the Warrants and the Warrant Shares both during the 20 consecutive trading day period and during the 30 day redemption period set forth in subsection (a) of this Section 11.

         12. On or prior to the opening of business on the final date set for redemption of any Warrants (the "Call Date"), the Company will deposit with the Warrant Agent funds in form satisfactory to the Warrant Agent sufficient to purchase all the Warrants which are to be called. Payment of the Call Price will be made by the Warrant Agent upon presentation and surrender of the Warrant Certificates representing such Warrants to the Warrant Agent at its address set forth in the redemption notice.

         13. Because the Company may only call up to 50% of the Warrants sold in the Offering, the Warrants chosen to be called shall be selected by the Warrant Agent in such manner as the Warrant Agent shall deem fair and equitable, including without limitation selection by lot.

         14. Unless registered pursuant to the provisions of Section 8 hereof, the Warrant and the Warrant Shares issued on exercise of the Warrant shall be subject to a stop transfer order and the certificate or certificates evidencing such Warrant Shares shall bear the following legend:

"THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN OPINION OF COUNSEL RESONABLY SATISFACTORY TO THE COMPANY THAT THERE IS AN AVAILABLE EXMPTION FROM OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT."


         15. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon reimbursement of the Company's reasonable incidental expense, and execution of such a form of lost Warrant affidavit and indemnity as the Company shall reasonably require, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

         16. The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

         17. This Warrant shall be construed in accordance with the laws of the State of New York applicable to contracts made and performed within such State, without regard to principles of conflicts of law.

         18. The Company irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Warrant, any document or instrument delivered pursuant to, in connection with or simultaneously with this Warrant, or a breach of this Warrant or any such document or instrument. Each party waives its right to a trial by jury. Each party to this warrant irrevocably consents to the service or process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein.


Dated: ______,  2001

                                          MAGNUM SPORTS & ENTERTAINMENT, INC.

                                          By:
                                             ----------------------------------
                                          Title:

-------------------------------

                               FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

FOR VALUE RECEIVED, ______________________________hereby sells, assigns, and transfers unto ___________ a Warrant to purchase ______ shares of Common Stock, par value $.01 per share, of Magnum Sports & Entertainment, Inc. (the "Company"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint American Stock Transfer Co. to transfer such Warrant on thc books of the Company, with full power of substitution.


Dated:
      --------------------------


                                              ---------------------------------
                                                          Signature

                                     NOTICE

The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.



         To:      Magnum Sports & Entertainment, Inc.
                  1330 Avenue of the Americas, 39th Floor
                  New York, New York  10019


                              ELECTION TO EXERCISE

The undersigned hereby exercises his or its rights to purchase _______ shares of Common Stock of MAGNUM SPORTS & ENTERTAINMENT, INC. herewith in the amount of $_________, together with all applicable transfer taxes, if any, n accordance with the terms of the attached Warrant. The undersigned further requests that certificates for such securities be issued in the name of, and delivered to:




                    (Print Name, Address and Social Security
                          or Tax Identification Number)

and, if such number of shares of Common Stock shall not be all the shares of Common Stock subject to the within Warrant, please issue a replacement Warrant to purchase _________shares on the same terms and conditions and deliver to me said replacement Warrant at the address stated below.
Dated:
                             --------------------------------
                                Signature
Address: